                                                                   EXHIBIT 10.N.

Van Eck Worldwide: Addendum Information Dated January 1, 2001
Participation Agreement with PMLIC

Provident Mutual Life Insurance Company Subaccounts subject to the Participation Agreement:

Provident Mutual Variable Life Separate Account
     - Flexible Premium Adjustable Variable Life Insurance Policy - Special Product
     -  Flexible Premium Adjustable Variable Life Insurance - Options Premier
     -  Flexible Premium Adjustable Variable Life Insurance - Options Plus
     - Flexible Premium Adjustable Survivorship Variable Life Insurance - Survivor Options Premier
     - Flexible Premium Adjustable Survivorship Variable Life Insurance - Survivor Options Elite
     - Flexible Premium Adjustable Survivorship Variable Life Insurance - Survivor Options Plus
     -  Modified Premium Variable Life Insurance Policy - Options

Provident Mutual Variable Annuity Separate Account
     - Individual Flexible Premium Deferred Variable Annuity Contract - Market Street VIP/2

Van Eck Worldwide Insurance Trust: Information for Participation Agreement with PLACA


Providentmutual Life & Annuity Company of America Subaccounts subject to the Participation Agreement:

Providentmutual Variable Life Separate Account:
     -  Flexible Premium Adjustable Variable Life Insurance - Options Premier
     -  Flexible Premium Adjustable Variable Life Insurance - Options VL
     - Flexible Premium Adjustable Survivorship Variable Life Insurance - Survivor Options Premier
     - Flexible Premium Adjustable Survivorship Variable Life Insurance - Survivor Options VL

Provident Mutual Variable Annuity Separate Account:
     - Individual Flexible Premium Deferred Variable Annuity Contract - Market Street VIP/2
     - Flexible Premium Variable Annuity Contract - VIP Extra Credit Variable Annuity
     -  Flexible Premium Deferred Variable Annuity Contract - Options VIP
     - Individual Flexible Premium Variable Annuity Contract - VIP Premier Variable Annuity

For Van Eck Securities Corporation         For Provident Mutual Life Insurance Company


/s/ Thomas Elwood                          /s/ Rosanne Gatta
----------------------------------         ----------------------------------
Thomas Elwood                              (Name) Rosanne Gatta
Secretary                                         Vice President


For Van Eck Worldwide Insurance Trust      For Providentmutual Life and Annuity
                                           Company of America


/s/ Thomas Elwood                          /s/ Scott V. Carney
----------------------------------         ----------------------------------
Thomas Elwood                              (name)  Scott V. Carney
Secretary                                  (title) Vice President


Date: January 1, 2001

                                   SCHEDULE A

Van Eck Worldwide Insurance Trust


Worldwide Bond Fund
Worldwide Emerging Markets Fund
Worldwide Real Estate Fund
Worldwide Hard Assets Fund